Community Partners Bancorp

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

CPB

COMMON STOCK
NO PAR VALUE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 204018 10 5

THIS IS TO CERTIFY that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE,

COMMUNITY PARTNERS BANCORP

The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record thereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Transfer Agent), to all of which provisions the holder by acceptance hereof, assents.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. The shares represented by this Certificate are not insured by the Federal Deposit Insurance Corporation or any other government agency.

In Witness Thereof Community Partners Bancorp has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated

Michael W. Kostelnik
Corporate Secretary

COMMUNITY PARTNERS BANCORP
CORPORATE SEAL 2005
NEW JERSEY

Chairman of the Board

COUNTERSIGNED AND REGISTERED:
Registrar and Transfer Company
Transfer Agent and Registrar

Authorized Signature

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1706 PROOF OF DECEMBER 28, 2005 **COMMUNITY PARTNERS BANCORP** **TSB 22164 FACE**
SALES: J. NAPOLITANO 212-269-0339 X14	Operator: JOHN / JOE / DIANNE
/ ETHER 7 / LIVE JOBS / C / COMM PARTNERS BANCOR 22164	REV. 2

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____OK AS IS ____OK WITH CHANGES ____MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Logo prints in PMS 327 & PMS 301. Intaglio prints in SC-7 Dark Blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

COMMUNITY PARTNERS BANCORP

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____

____

________ *shares*

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED: ________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17AD-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

AMERICAN BANK NOTE COMPANY
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003
SALES: J. NAPOLITANO 212-269-0339 X14
/ ETHER 7 / LIVE JOBS / C / COMM.PARTNERS BANCOR 22164

PRODUCTION COORDINATOR: TODD 931-490-1706
PROOF OF DECEMBER 20, 2005
COMMUNITY PARTNERS BANCORP
TSB 22164 BACK
Operator: JOHN
New

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____OK AS IS ____OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF